UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2020

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

1450 BROADWAY, 29TH FLOOR, NEW YORK, NEW YORK	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 725-6550

(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.          Submission of Matters to Vote of Security Holders.
On April 21, 2020, the Company held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected two Class I directors as described below.
The matters voted upon at the Annual Meeting were: (1) the election of two Class I directors; (2) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; (4) the approval of a second amendment to the Company’s 2012 Equity Plan to increase the number of shares of Common Stock available for issuance under the plan; and (5) the approval of the Employee Stock Purchase Plan.
The two nominees for election to the board of directors (Carol Carpenter and Jennifer Deason) were each elected to serve for a three-year term (with the term expiring at the Company’s 2023 annual meeting of stockholders). The results of the voting were as follows:
Nominees	For	Against	Abstain	Broker Non-Votes
Carol Carpenter	45,455,522	694,352	150,248	4,085,742
Jennifer Deason	45,684,857	461,090	154,175	4,085,742

The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was approved. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
50,013,459	318,804	53,601	—

A majority of stockholders voting at the Annual Meeting approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
45,233,796	992,259	74,067	4,085,742

A majority of stockholders voting at the Annual Meeting approved a second amendment to the Company’s 2012 Equity Plan to increase the number of shares of Common Stock available for issuance under the plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
27,440,473	18,737,640	102,009	4,105,742

A majority of stockholders voting at the Annual Meeting approved the Employee Stock Purchase Plan. The results of the voting were as follows:
For	Against	Abstain	Broker Non-Votes
46,137,303	122,114	40,705	4,085,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date: April 24, 2020	By:	/s/ Brian P. Campbell
Title: Chief Legal Officer & Corporate Secretary